UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2026

INFLEQTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42646	86-1946291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1315 West Century Drive, Suite 150

Louisville, CO 80027

(Address of principal executive offices, including zip code)

(303) 440-1284

(Registrant’s telephone number, including area code)

Churchill Capital Corp X

640 Fifth Avenue, 14th Floor

New York, NY 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INFQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	INFQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

The Domestication and the Mergers

As previously disclosed, on September 8, 2025, Churchill Capital Corp X, a Cayman Islands exempted company limited by shares (“Churchill”), entered into an Agreement and Plan of Merger and Reorganization (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”), by and among Churchill, AH Merger Sub I, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Churchill (“Merger Sub I”), AH Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Churchill (“Merger Sub II,” to be renamed “Infleqtion Quantum, LLC” effective at Closing), and ColdQuanta, Inc. (d/b/a Infleqtion), a Delaware corporation (“Legacy Infleqtion”).

On February 12, 2026, Churchill held an extraordinary general meeting of shareholders of Churchill (the “Special Meeting”) where the shareholders of Churchill considered and approved each proposal described in the Proxy Statement/Prospectus starting on page 146, including approval of the Business Combination (as defined below).

On that same day, as contemplated by the Merger Agreement and described in the section titled “Proposal No. 2—The Domestication Proposal” beginning on page 216 of the definitive proxy statement/final prospectus, dated January 23, 2026 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), Churchill filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Churchill was domesticated and continues as a Delaware corporation, changing its name to “Infleqtion, Inc.” (the “Domestication”). Immediately prior to the Domestication, each then-issued and outstanding Class B ordinary share, par value $0.0001 per share, of Churchill (“Churchill Class B Ordinary Share”) was converted, on a one-for-one basis, into a Class A ordinary share, par value $0.0001 per share, of Churchill (“Churchill Class A Ordinary Share”). Further, in connection with the Domestication: (a) each then-issued and outstanding Churchill Class A Ordinary Share converted automatically, on a one-for-one basis, into a share of common stock of Infleqtion, Inc., par value $0.0001 per share (“Common Stock”); (b) each then-issued and outstanding warrant to acquire Churchill Class A Ordinary Shares converted automatically into a warrant to acquire a corresponding number of shares of the Common Stock, on a one-for-one basis (“Warrant”), and (c) each then-issued and outstanding unit of Churchill was cancelled, thereafter entitling the holder of such unit to one share of Common Stock and one-quarter of one Warrant.

On February 13, 2026, as contemplated by the Merger Agreement and described in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 146 of the Proxy Statement/Prospectus, Legacy Infleqtion consummated the transactions contemplated by the Merger Agreement, whereby Merger Sub I merged with and into Legacy Infleqtion, with Legacy Infleqtion continuing as the surviving corporation (the date and time of such merger, the “Effective Time”) and, immediately thereafter, the surviving corporation merged with and into Merger Sub II, with Merger Sub II (renamed as “Infleqtion Quantum, LLC”) continuing as the surviving entity and as a wholly-owned subsidiary of Infleqtion, Inc. (“Infleqtion” or the “Company” and such transactions collectively, the “Mergers,” and, together with the Domestication and other transactions contemplated by the Merger Agreement and the related agreements, the “ Transactions” or the “ Business Combination”).

As a result of the Mergers, among other things, all shares of common stock of Legacy Infleqtion (“Legacy Infleqtion Common Stock”) (including shares of Legacy Infleqtion Common Stock issued upon the conversion of Legacy Infleqtion’s preferred stock and Legacy Infleqtion restricted stock awards in respect of Legacy Infleqtion preferred stock) issued and outstanding at the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) were automatically cancelled and converted into the right to receive an aggregate of 151,804,988 shares of Common Stock (at a deemed value of $10.00 per share).

At the Effective Time, each (i) outstanding and unexercised Legacy Infleqtion option (whether or not vested) was assumed by the Company and converted into an option to purchase shares of Common Stock, on the same terms and conditions (including applicable vesting, exercise and expiration provisions) as applied to each such Legacy Infleqtion option immediately prior to the Effective Time and (ii) outstanding Legacy Infleqtion restricted stock award that was outstanding as of immediately prior to the Effective Time was converted into a Company restricted stock award subject to substantially the same terms and conditions as were applicable to such Legacy Infleqtion restricted stock award immediately prior to the Effective Time (including with respect to vesting and termination-related provisions).

A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 146 of the Proxy Statement/Prospectus.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

PIPE Investment

Pursuant to the subscription agreements (the “Subscription Agreements”) entered into on September 8, 2025, by and among Churchill and certain investors (collectively, the “PIPE Investors”), (i) Churchill issued and sold to the PIPE Investors (substantially concurrently with the consummation of the Business Combination) an aggregate of 12,654,760 shares (the “PIPE Shares”) of Common Stock for an aggregate purchase price of $126.5 million (the “PIPE Investment”). The terms of the Subscription Agreements are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Subscription Agreements” beginning on page 165 of the Proxy Statement/Prospectus.

The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of the form of which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

A&R Registration Rights Agreement

Effective upon the consummation of the Business Combination (the “Closing”), that certain Registration Rights Agreement of Churchill, dated May 13, 2025 (the “Existing Registration Rights Agreement”), was amended and restated, and the Company, the Sponsor and certain persons and entities receiving shares of Common Stock in connection with the Business Combination (the “New Holders” and, together with the Sponsor, the “Reg Rights Holders”) entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), pursuant to which the Company has agreed to use its commercially reasonable efforts to (1) file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders within 30 business days after the Closing (the “Resale Registration Statement”) and (2) cause the Resale Registration Statement to become effective as soon as reasonably practicable after the filing thereof, but in no event later than the 105th calendar day (or 165th calendar day if the SEC notifies the Company that it will “review” the Resale Registration Statement) after the date of the Closing (the “Closing Date”). In certain circumstances, the Reg Rights Holders may demand in the aggregate up to three underwritten offerings and will be entitled to customary piggyback registration rights. Pursuant to the A&R Registration Rights Agreement, the Reg Rights Holders have agreed not to transfer their respective shares for a period of 180 days following the Closing Date; however, such transfer restrictions terminate as of the date on which the dollar volume-weighted average price (“VWAP”) of the Common Stock on The New York Stock Exchange, or such other securities exchange where the Common Stock is primarily listed or quoted, equals or exceeds $12.00 for any 15 trading days within any 180-day consecutive trading day period. The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—Certain Agreements Related to the Business Combination—Subscription Agreements” beginning on page 163 of the Proxy Statement/Prospectus.

Similar transfer restrictions also apply to the shares of Common Stock issued to former stockholders of Legacy Infleqtion in connection with the Mergers pursuant to the Amended and Restated Bylaws of the Company in effect following the Domestication and the Closing.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is filed as Exhibit 10.14 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Churchill was immediately before the Mergers, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and in documents incorporated herein by reference may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Current Report on Form 8-K and in documents incorporated herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (many of which are difficult to predict and beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	costs related to the Business Combination;

•	the Company’s financial and business performance;

•	changes in the Company’s strategy, future operations, financial position, prospects and plans;

•	the implementation, market acceptance and success of the Company’s business model, growth strategy and opportunities, and its ability to commercialize its quantum computing technology;

•	the Company’s expectations with respect to market opportunity and market growth;

•	the expected benefits of and ability to maintain and enter into new contracts, awards and other relationships, partnerships or collaborations with governments and government entities;

•	the potential for the Company’s quantum computing technology to achieve quantum advantage;

•	the ability of the Company’s products to meet government counterparties’ and customers’ technical requirements and compliance and regulatory needs;

•	the Company’s ability to achieve timing and product development milestones on its product roadmap;

•	the Company’s ability to attract and retain qualified employees and management;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations and future growth;

•	the outcome of any known and unknown litigation and regulatory proceedings; and

•

other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 62 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of Churchill and Legacy Infleqtion prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Other Information Related to CCX” beginning on page 250 and “Information About Infleqtion” beginning on page 274 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 62 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements of Legacy Infleqtion as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-86 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited financial statements of Legacy Infleqtion as of and for the years ended December 31, 2024 and 2023 and the related notes included in the Proxy Statement/Prospectus beginning on page F-46 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of Legacy Infleqtion prior to the consummation of the Business Combination, for the years ended December 31, 2024 and 2023 and for the nine months ended September 30, 2025 and 2024, are described in the Proxy Statement/Prospectus in the section titled “Infleqtion’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 290 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

Quantitative and qualitative disclosures about market risk applicable to Legacy Infleqtion prior to the Business Combination, as of September 30, 2025 are included in the Proxy Statement/Prospectus in the section titled “Infleqtion’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 307 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person who is known to be the beneficial owner of more than five percent of the outstanding shares of Common Stock;

•	each current named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership percentages set forth in the table below are based on 216,471,927 shares of Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Common Stock upon the exercise of Warrants to purchase 10,425,000 shares of Common Stock, or the exercise of options to purchase 30,179,087 shares of Common Stock, in each case subject to any applicable vesting conditions.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Named Executive Officers:
Matthew Kinsella(2)	8,537,158	3.9%
Catherine Lego(3)	560,481	*
Eric Bjornholt	—	—
Kristina Johnson(4)	406,578	*
Dawn Meyerriecks(5)	347,403	*
David Singer(6)	34,740	*
Paul Lipman(7)	1,056,975	*
Pranav Gokhale(8)	2,604,519	1.2%
All directors and executive officers as a group (10 individuals)(9)	13,547,854	6.0%
Five Percent Holders:
BOKA Group Holdings(10)	12,448,810	5.8%
Entities Affiliated with Global Frontier(11)	25,622,170	11.8%
Entities Affiliated with LCP Quantum Partners(12)	30,528,914	14.1%
Entities Affiliated with Maverick Capital(13)	19,933,624	9.2%

*	Less than one percent.
(1)	Unless otherwise noted, the principal business address of each of the following individuals is c/o Infleqtion, Inc., 1315 West Century Drive, Suite 150, Louisville, CO 80027.

(2)

Consists of (i) 5,950,380 shares of Common Stock issuable upon exercise of options held directly by Mr. Kinsella, all of which are early exercisable as of the date of grant, which number of shares includes 3,675,235 shares vested as of the Closing Date and 4,025,258 shares for which the time- and service-based vesting condition would be satisfied within 60 days of the Closing Date, (ii) 560,327 shares of Common Stock held of record by Kinsella Investment Holdings, LLC, (iii) 1,889,829 shares of Common Stock issuable upon exercise of options held by Kinsella Investment Holdings, LLC, all of which shares are vested as of the Closing Date, (iv) 34,740 shares of Common Stock held by the John R. Kinsella Children’s Trust, for which Mr. Kinsella serves as co-trustee and (v) 101,882 shares held by the John R. Kinsella Revocable Living Trust, for which Mr. Kinsella serves as a trustee. Mr. Kinsella may be deemed to beneficially own shares held by Kinsella Investment Holdings, LLC, the John R. Kinsella Children’s Trust and the John R. Kinsella Revocable Trust by virtue of his voting power and investment power over such shares.

(3)

Consists of (i) 477,680 shares of Common Stock held directly by Ms. Lego, 82,990 of which will be subject to the Company’s right of repurchase after 60 days from the Closing Date, and (ii) 82,801 shares of Common Stock held of record by Lego Holdings, LP. Ms. Lego may be deemed to beneficially own shares held by Lego Holdings, LP by virtue of her voting power and investment power over such shares.

(4)

Consists of (i) 33,120 shares of Common Stock held of record by Catalyzer Ventures, LP Fund 1 and (ii) 373,458 shares of Common Stock issuable upon exercise of options held directly by Dr. Johnson, which number of shares consists of 207,477 shares vested as of the Closing Date and 228,224 shares for which the time- and service-based vesting condition would be satisfied within 60 days of the Closing Date. Dr. Johnson may be deemed to beneficially own shares held by Catalyzer Ventures, LP Fund 1 by virtue of her voting power and investment power over such shares.

(5)	Consists of 347,403 shares of Common Stock issuable upon exercise of options held by Ms. Meyerriecks, all of which shares are vested as of the Closing Date.
(6)	Consists of 34,740 shares of Common Stock issuable upon exercise of options held by Mr. Singer, all of which shares are vested as of the Closing Date.
(7)	Consists of 1,056,975 shares of Common Stock issuable upon exercise of options held by Mr. Lipman, all of which shares are vested as of the Closing Date.
(8)

Consists of (i) 2,338,980 shares of Common Stock held directly by Mr. Gokhale and (2) 265,539 shares of Common Stock issuable upon exercise of options held by Mr. Gokhale, which number of shares consists of 244,268 shares vested as of the Closing Date and 255,124 shares for which the time- and service-based vesting condition would be satisfied within 60 days of the Closing Date.

(9)

Consists of (i) 3,492,908 shares of Common Stock and (ii) 9,918,324 shares of Common Stock issuable upon exercise of options, which number of shares consists of 7,455,927 shares vested as of the Closing Date and 7,837,553 shares for which the time- and service-based vesting condition would be satisfied within 60 days of the Closing Date.

(10)

The general partner of BOKA Group Holdings I LP is BOKA Group Holdings GP LLC. John James is the managing member of BOKA Group Holdings GP LLC and may be deemed to share voting and investment power with respect to the securities held by BOKA Group Holdings I LP. John James disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. The principal address for BOKA Group Holdings GP LLC is 1330 Avenue of the Americas, 23rd Floor, New York, NY 10019.

(11)

Consists of (i) 4,783,076 shares of Common Stock held by Global Frontier Partners, LP (GF Partners) and (ii) 20,839,094 shares of Common Stock held by Global Frontier Quantum Opportunity Fund, LP (GF Quantum Opportunity Fund). Grant Dollens is the general partner of GF Partners and GF Quantum Opportunity Fund and may be deemed to share voting and investment power with respect to their securities. Grant Dollens disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. The address for GF Partners and GF Quantum Opportunity Fund is 92 Broad St., Charleston, South Carolina 29401.

(12)

Consists of (i) 14,363,414 shares of Common Stock held by LCP Quantum Partners, LLC, (ii) 3,097,848 shares of Common Stock held by LCP Quantum Partners II, LLC, (iii) 7,796,419 shares of Common Stock held by LCP Quantum Partners III, LLC, (iv)1,814,502 shares of Common Stock held by LCP Quantum Partners IV, LLC, (v) 2,816,731 shares of Common Stock held by LCP Quantum Partners V, LLC, and (vi) 640,000 shares of Common Stock held by LCP Quantum Partners VI, LLC. LCP Quantum Management, LLC (LCP Management I) is the manager of LCP Quantum Partners, LLC and LCP Quantum Partners II, LLC; and LCP Quantum Management III, LLC (LCP Management III) is the manager of LCP Quantum Partners III, LLC, LCP Quantum Partners IV, LLC and LCP Quantum Partners V, LLC and LCP Quantum Partners VI, LLC. Tyler Brous is the manager of each of LCP Management I and LCP Management III. As a result, Tyler Brous may be deemed to share voting and investment power with respect to the securities held by LCP Management I and LCP Management III and, through those entities, indirectly, by each of LCP Quantum Partners, LLC, Brous may be deemed to share voting and investment power with respect to the securities held by LCP Management I and LCP Management III and, through those entities, indirectly, by each of LCP Quantum Partners, LLC, LCP Quantum Partners II, LLC, LCP Quantum Partners III, LLC, LCP Quantum Partners IV, LLC, LCP Quantum Partners V, LLC and LCP Quantum Partners VI, LLC. Tyler Brous disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. The address for LCP Management I and LCP Management III is 3889 Maple Ave. Suite 220 Dallas, TX 75219.

(13)

Consists of (i) 6,217,382 shares of Common Stock held by Maverick Advisors Fund, L.P. (Maverick Advisors), (ii) 9,816,912 shares of shares of Common Stock held by Maverick Ventures Investment Fund, L.P. (Maverick Ventures), (iii) 527,861 shares of shares of Common Stock held by Maverick Designated Investments Fund, L.P. (Maverick Designated Investments), (iv) 2,879,769 shares of shares of Common Stock held by Maverick Silicon Fund, L.P. (Maverick Silicon), (v) 135,800 shares of shares of Common Stock held by Maverick Fund II, Ltd. (Maverick Fund II), (vi) 136,300 shares of shares of Common Stock held by Maverick Fund USA, Ltd. (Maverick USA), (vii) 143,900 shares of shares of Common Stock held by Maverick Long Enhanced Fund, Ltd. (Maverick Enhanced), (viii) 75,700 shares of shares of Common Stock held by Maverick Long Fund, Ltd (Maverick Long), (ix) 8,300 shares of shares of Common Stock held by a separately managed account managed by Maverick Capital, Ltd. Maverick Capital Ventures, LLC is the general partner of each of Maverick Advisors and Maverick Ventures, and Lee S. Ainslie III and David B. Singer are the managing partners of Maverick Capital Ventures, LLC. Maverick Silicon Fund GP, LLC is the general partner of Maverick Silicon, and Mr. Ainslie and Andrew Homan are the managing partners of Maverick Silicon Fund GP, LLC. Maverick Capital, Ltd. is the investment manager of Maverick Designated Investments Fund. Maverick Capital Management, LLC is the general partner of Maverick Capital, Ltd. and Mr. Ainslie is the sole manager of Maverick Capital Management, LLC. and the managing partner of Maverick Capital, Ltd. Maverick Capital, Ltd. is also the investment advisor to Maverick USA, Maverick Fund II, Maverick Enhanced and Maverick Long. The principal address for each of the funds referenced above is 1900 N. Pearl Street, 20th Floor, Dallas TX 75201.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the sections titled “Board of Directors and Management Following the Business Combination” and “Executive and Director Compensation” beginning on pages 320 and page 309, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Directors

Effective as of the Closing, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was set at seven members. Each of Michael Klein, Stephen Murphy, William Sherman and Paul D. Lapping resigned as directors of the Company effective as of the Closing. Effective as of the Closing, Catherine Lego, Eric Bjornholt, Kristina Johnson, Matthew Kinsella, Dawn Meyerriecks and David Singer were elected to serve as directors on the Board, with one Board seat remaining vacant. Ms. Lego will serve as chairman of the Board.

Mr. Bjornholt and Ms. Meyerriecks were appointed to serve as Class I directors, with terms expiring at the Company’s 2027 annual meeting of stockholders; Mr. Singer and Dr. Johnson were appointed to serve as Class II directors, with terms expiring at the Company’s 2028 annual meeting of stockholders; and Mr. Kinsella and Ms. Lego were appointed to serve as Class III directors, with terms expiring at the Company’s 2029 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Board of Directors and Management After the Business Combination—Executive Officers and Directors After the Business Combination” beginning on page 320 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Effective as of as of the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Mr. Bjornholt, Ms. Lego and Mr. Singer to serve on the Audit Committee, with Mr. Bjornholt serving as chair of the Audit Committee. The Board also, effective as of the Closing, appointed Dr. Johnson, Mr. Singer and Ms. Meyerriecks to serve on the Compensation Committee, with Dr. Johnson serving as chair of the Compensation Committee. The Board appointed Ms. Meyerriecks and Dr. Johnson to serve on the Nominating and Corporate Governance Committee, with Ms. Meyerriecks serving as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, in connection with the Business Combination, the Board appointed the following individuals as the Company’s executive officers: Matthew Kinsella to serve as Chief Executive Officer, Pranav Gokhale to serve as Chief Technology Officer, Ilan Hart to serve as Chief Financial Officer, Paul Lipman to serve as Chief Revenue Officer and Jason Hall to serve as Chief Legal Officer. Effective as of the Closing, Michael Klein resigned as Chief Executive Officer, President and Chairman, and Jay Taragin resigned as Chief Financial Officer. The biographical information for Company’s new executive officers, set forth in the Proxy Statement/Prospectus in the section titled “Board of Directors and Management After the Business Combination” beginning on page 320 of the Proxy Statement/Prospectus, is incorporated herein by reference.

Executive and Director Compensation

Executive Compensation

Information with respect to the compensation of the Company’s named executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” beginning on page 309 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director Compensation

On February 13, 2026, the Board adopted a non-employee director compensation policy. Pursuant to this policy, effective February 14, 2026, each member of the Board who is not an employee of the Company receives the following compensation for his or her service as a member of the Board:

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an initial option grant with an aggregate Black-Scholes value equal to $285,000, which vests over a three-year period, with one-third of the shares vesting on the first anniversary of the Board member’s initial election or appointment, and the remaining shares vesting in equal monthly installments thereafter, subject to the Board member’s continued service through each such date. The initial awards will accelerate and vest in full upon a change in control, subject to the member’s continuous service through such date; and

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an annual option grant with an aggregate Black-Scholes value equal to $190,000, which fully vests one year following the date of grant (or, if earlier, the date of the Company’s next annual stockholder meeting following the date of grant), subject to the Board member’s continued service through such date. The annual awards will accelerate and vest in full upon a change in control, subject to the member’s continuous service through such date.

The non-executive chair of the Board will receive an annual cash retainer of $30,000 for his or her service in that role (in addition to the annual retainer for each Board member described below). The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive annual cash retainers of $20,000, $15,000 and $10,000, respectively, for his or her respective committee service. Members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, other than the chairs of such committees, will receive annual cash retainers of $10,000, $7,500 and $5,000, respectively, for his or her respective committee service. In addition to the foregoing, each Board member will receive an annual retainer of $45,000 for his or her service on the Board.

Information with respect to the compensation of Legacy Infleqtion’s directors prior to the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” beginning on page 317 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

Interlocks and insider participation information regarding the Company’s executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Board of Directors and Management After the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 327 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

The certain relationships and related person transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 379 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The Board has determined that each of the directors of the Company other than Mr. Kinsella qualify as independent directors, as defined under the listing standards of The New York Stock Exchange (the “NYSE listing requirements”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing requirements relating to director independence requirements.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section “Information About Infleqtion—Legal” on page 289 the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Churchill’s Class A Ordinary Shares and the Warrants were historically quoted on The Nasdaq Capital Market under the symbols “CCCX” and “CCCXW,” respectively. On February 17, 2026, the Common Stock and Warrants will begin trading on The New York Stock Exchange under the new trading symbols “INFQ” and “INFQ WS,” respectively.

On February 12, 2026, in connection with the Domestication, all of the units previously issued by Churchill separated into their component parts of one Class A Ordinary Share and one-quarter of one whole Warrant. Immediately thereafter, the Depositary Trust Company effected a mandatory exchange of the Class A Ordinary Shares for shares of Common Stock, on a one-for-one basis. On February 13, 2026, the units, the Class A Ordinary Shares and the Warrants ceased trading on The Nasdaq Capital Market.

As of the Closing Date, and following the completion of the Business Combination, the Company had 216,471,927 shares of the Common Stock issued and outstanding held of record by 261 holders, and 10,425,000 Warrants outstanding held of record by two holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Dividends

The Company has not paid any cash dividends on the Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Common Stock in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosures described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 6 — The Incentive Plan Proposal” and “Proposal No. 7 — The ESPP Proposal” beginning on page 233 and 241 thereof, which are incorporated herein by reference. As described below, the Infleqtion, Inc. 2026 Equity Incentive Plan (the “2026 Plan”) and the Infleqtion, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserves thereunder and annual increases thereto, were approved by Churchill’s shareholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Post-Closing Company Capital Stock” beginning on page 346 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Warrants” beginning on page 348 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Board of Directors and Management After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” beginning on page 328 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The PIPE Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of Churchill has occurred, and the stockholders of Churchill as of immediately prior to the Closing held 24.0% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers,” “Executive and Director Compensation” and “Certain Relationships and Related Person Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Infleqtion, Inc. 2026 Equity Incentive Plan

At the Special Meeting, the shareholders of the Company considered and approved the 2026 Plan. The 2026 Plan was thereafter approved by the Board of Directors of Churchill on February 12, 2026, and on the Closing Date, the Board ratified the approval of the 2026 Plan. The 2026 Plan became effective immediately upon the Closing.

A description of the 2026 Plan is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 6 - The Incentive Plan Proposal—Description of the Incentive Plan” beginning on page 234 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2026 Plan is qualified in its entirety by the full text of the 2026 Plan, which is filed as Exhibit 10.9 hereto and incorporated herein by reference.

Infleqtion, Inc. 2026 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the ESPP. The ESPP was thereafter approved by the Board of Directors of Churchill on February 12, 2026, and on the Closing Date, the Board ratified the approval of the 2026. The 2026 ESPP became effective immediately upon the Closing.

A description of the ESPP is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 7 - The ESPP Proposal—Description of the ESPP” beginning on page 241 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the ESPP is qualified in its entirety by the full text of the ESPP, which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting, Churchill’s shareholders voted and approved, among other things, “Proposal No. 3—The Organizational Documents Proposal” (the “Organization Documents Proposal”), which is described in greater detail in the Proxy Statement/Prospectus.

The Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on February 12, 2026, includes the amendments proposed by the Organizational Documents Proposal. On February 13, 2026, the Board approved and adopted the Bylaws (the “Bylaws”), which became effective as of the day of Closing.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2—The Domestication Proposal” beginning on page 216 and “Proposal No. 3—The Organizational Documents Proposal” beginning on page 225, which are incorporated by reference herein.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on the Closing Date, the Board approved and adopted a new Code of Business Conduct & Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct & Ethics can be found at the Company’s website at https://ir.infleqtion.com.

Item 5.06 Change in Shell Company Status.

As a result of the Mergers, which fulfilled the definition of a Business Combination as required by the Amended and Restated Memorandum and Articles of Association of Company, as in effect immediately prior to the Domestication, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1 - The Business Combination Proposal” beginning on page 146 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 8.01. Other Events.

On February 13, 2026, the Company issued a press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.2 hereto.

The information set forth in Item 8.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Legacy Infleqtion as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-86 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of Legacy Infleqtion as of and for the years December 31, 2024 and 2023 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-46 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Churchill as of September 30, 2025 and for the three and nine months ended September 30, 2025 and for the three months ended September 30, 2024 and for the period from January 4, 2024 (inception) through September 30, 2024 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-19 of the Proxy Statement/Prospectus are incorporated herein by reference.

The audited consolidated financial statements of Churchill as of December 31, 2024 and for the period from January 4, 2024 (inception) through December 31, 2024 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of September 30, 2025 and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1#	Agreement and Plan of Merger and Reorganization, dated as of September 8, 2025, by and among Churchill Capital Corp X, AH Merger Sub I, Inc., AH Merger Sub II, LLC and ColdQuanta, Inc.

3.1	Certificate of Incorporation of Infleqtion, Inc.

3.2	Bylaws of Infleqtion, Inc.

4.1	Public Warrant Agreement, dated May 13, 2025, by and between Churchill Capital Corp X and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2025).

4.2	Private Warrant Agreement, dated May 13, 2025, by and between Churchill Capital Corp X and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2025).

4.3	Form of Churchill Capital Corp X Specimen Public Warrant Certificate (included in Exhibit 4.1).

4.4	Form of Churchill Capital Corp X Specimen Private Warrant Certificate (included in Exhibit 4.2).

4.5	Specimen Common Stock Certificate of Infleqtion, Inc.

Exhibit No.	Description

10.1	Letter Agreement, dated May 13, 2025, among Churchill Capital Corp X and its officers, directors and Churchill Sponsor X LLC (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2025).

10.2	Amended and Restated Sponsor Agreement, dated as of September 8, 2025, by and among Churchill Capital Corp X, Churchill Sponsor X LLC and the Insiders (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2025).

10.3	Administrative Support Agreement, dated May 13, 2025, by and between Churchill Capital Corp X and an affiliate of Churchill Sponsor X LLC (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on May 16, 2025).

10.4	Advisory Agreement, dated as of September 8, 2025, by and between Churchill Capital Corp X and M. Klein & Company, through its affiliate, The Klein Group, LLC (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2025).

10.5	Securities Subscription Agreement, dated February 15, 2024, between Churchill Capital Corp X and Churchill Sponsor X LLC (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (File Nos. 333-286799 and 333-287245, filed with the SEC on April 28, 2025).

10.6	Form of PIPE Subscription Agreement.

10.7	Form of Stockholder Voting and Support Agreement, dated as of September 8, 2025, by and among Churchill Capital Corp X, ColdQuanta, Inc., and the stockholders listed on the signature pages thereto (incorporated by reference to the Company’s Current Report on Form 8-K, filed with the SEC on September 8, 2025).

10.8	Amended and Restated Registration Rights Agreement, dated as of February 13, 2026, by and among Infleqtion, Inc. and each of the stockholders of Infleqtion, Inc. identified on the signature pages thereto.

10.9	Infleqtion, Inc. 2026 Equity Incentive Plan and related form agreements.

10.10	Infleqtion, Inc. 2026 Employee Stock Purchase Plan.

10.11	Employment Agreement of Matthew Kinsella, dated June 6, 2024, as amended on June 24, 2024.

10.12	Employment Terms of Paul Lipman, dated April 9, 2021.

10.13	Offer Letter of Pranav Gokhale, dated April 25, 2022.

10.14	Form of Indemnification Agreement between Infleqtion, Inc. and each of its directors and executive officers.

10.15#	Exclusive License Agreement between ColdQuanta, Inc. and the Regents of the University of Colorado, dated as of June 28, 2021.

10.16#	Non-Exclusive License Agreement between ColdQuanta, Inc. and the Regents of the University of Colorado, dated as of February 2, 2012.

10.17#	First Amendment to the Non-Exclusive License Agreement between ColdQuanta, Inc. and the Regents of the University of Colorado, dated as of June 28, 2021.

10.18#	Exclusive License Agreement between ColdQuanta, Inc. and Wisconsin Alumni Research Foundation, dated as of October 1, 2019.

10.19#	First Amendment to the Exclusive License Agreement between ColdQuanta, Inc. and Wisconsin Alumni Research Foundation, dated as of April 29, 2020.

10.20#	Second Amendment to the Exclusive License Agreement between ColdQuanta, Inc. and Wisconsin Alumni Research Foundation, dated as of September 22, 2023.

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

99.2	Press Release, dated February 13, 2026.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

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As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Exchange Act of 1934, as amended, certain portions of this exhibit have been redacted from the publicly filed document because the Registrant customarily and actually treats that information as private or confidential and the redacted information is not material. The Registrant agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLEQTION, INC.
Dated: February 17, 2026

	By:	/s/ Ilan Hart
	Name:	Ilan Hart
	Title:	Chief Financial Officer